         THIS WARRANT AND THE SECURITIES REPRESENTED BY THIS WARRANT HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS. THIS WARRANT MAY NOT BE SOLD OR OTHERWISE TRANSFERRED OR PLEDGED, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS, OR IF THE PROPOSED TRANSFER MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OR REGISTRATION OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS.

         THIS WARRANT, THE SECURITIES REPRESENTED BY THIS WARRANT AND THE CAPITAL SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT ARE SUBJECT TO CERTAIN VOTING AGREEMENTS AND RESTRICTIONS ON TRANSFER AS SET FORTH IN THE SHAREHOLDERS' AGREEMENT, DATED AS OF MAY 17, 1999, AS AMENDED, AMONG THE ISSUER OF SUCH SECURITIES (THE "CORPORATION") AND CERTAIN OF THE CORPORATION'S SHAREHOLDERS. A COPY OF SUCH STOCKHOLDERS AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE CORPORATION TO THE HOLDER HEREOF UPON WRITTEN REQUEST.

                             GREENFIELD ONLINE, INC.

                          CLASS A COMMON STOCK WARRANT

No. AW-2                                                         March 3, 2000


                            VOID AFTER March 3, 2005
                       (or earlier upon the occurrence of
                         certain events described below)

         THIS CERTIFIES that, for value received, GREENFIELD HOLDINGS, LLC or assigns (the "Holder"), shall be entitled to subscribe for and purchase from GREENFIELD ONLINE, INC., a Delaware corporation (including any successor thereto (by way of merger, consolidation, sale or otherwise), the "Corporation"), up to that number of shares of Class A Common Stock, $0.01 par value per share (the "Warrant Shares"), of the Corporation (the "Class A Common Shares") equal to the quotient obtained by dividing (x) U.S.$500,000 by (y) the Exercise Price, during the Exercise Period (as defined in Section 1 hereof), pursuant to the terms and subject to the conditions hereof. This Warrant is being issued pursuant to the Note and Warrant Purchase Agreement dated as of the date hereof (as amended from time to time, the "Purchase Agreement") among the Corporation and Greenfield Holdings, LLC. Capitalized terms used herein but not otherwise defined herein have the meanings ascribed thereto in the Purchase Agreement.

         Section 1. Exercise Period.

         This Warrant may be exercised by the Holder at any time or from time to time after the date hereof and on or prior to March 3, 2005 (such period being herein referred to as the "Exercise Period").

         Section 2. Exercise of Warrant; Warrant Shares.

         (a) The rights represented by this Warrant may be exercised, in whole or in any part (but not as to a fractional Class A Common Share), by (i) the surrender of this Warrant (properly endorsed) at the office of the Corporation (or at such other agency or office of the Corporation as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Corporation), (ii) delivery to the Corporation of a notice of election to exercise in the form of Exhibit A attached hereto, and (iii) payment to the Corporation of the aggregate Exercise Price by (A) cash, wire transfer funds or check and/or (B) Class A Common Shares or Warrants to purchase Class A Common Shares (net of the Exercise Price for such shares), valued for such purposes at the Market Price per share on the date of exercise. As used herein, "Market Price" at any date of one Class A Common Share shall be (i) the last reported sales price regular way or, in case no such reported sales took place on such day, the last reported bid price regular way on the principal national securities exchange on which Class A Common Shares are listed or admitted to trading (or if the Class A Common Shares are not at the time listed or admitted for trading on any such exchange, then such price as shall be equal to the last reported sale price, or if there is no such sale price, the last reported bid price, as reported by the National Association of Securities Dealers Automated Quotations System ("NASDAQ") on such day, or if, on any day in question, the security shall not be quoted on the NASDAQ, then such price shall be equal to the last reported bid price on such day as reported by the National Quotation Bureau, Inc. or any similar reputable quotation and reporting service, if such quotation is not reported by the National Quotation Bureau, Inc.) or (ii) if the Corporation's Class A Common Shares are not listed or admitted to trading on a principal national securities exchange, the value given such share as determined by the Corporation's Board of Directors; provided, however, that, if the Holder notifies the Corporation in writing disputing such determination by the Corporation's Board of Directors within 20 days after such determination, the Holder and the Corporation shall mutually agree upon and select an investment bank to determine the value of one Class A Common Share, the investment bank's determination to be conclusive, absent manifest error, and the costs of such determination to be borne by the Corporation, except that the Holder shall bear such costs if the investment bank's determination is less than the Corporation's Board of Directors' determination by an amount greater than 10% of the Corporation's Board of Directors' determination.

         (b) Each date on which this Warrant is surrendered and on which payment of the Exercise Price is made in accordance with Section 3(a) above is referred to herein as an "Exercise Date." Simultaneously with each exercise, the Corporation shall issue and deliver a certificate or certificates for the Warrant Shares being purchased pursuant to such exercise, registered in the name of the Holder or the Holder's designee, to such Holder or designee, as the case may be. If such exercise shall not have been for the full number of the Warrant Shares, then the Corporation shall issue and deliver to the Holder a new Warrant, registered in the name of the Holder, of like tenor to this Warrant, for the balance of the Warrant Shares that remain after exercise of the Warrant.

         (c) The person in whose name any certificate for Class A Common Shares is issued upon any exercise shall for all purposes be deemed to have become the holder of record of such shares as of the Exercise Date, except that if the Exercise Date is a date on which the share transfer books of the Corporation are closed, such person or entity shall be deemed to have become the holder of record of such shares at the close of business on the next succeeding date on which the share transfer books are open. The Corporation shall pay all documentary, stamp or other transactional taxes attributable to the issuance or delivery of Class A Common Shares upon exercise of all or any part of this Warrant; provided, however, that the Corporation shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the Holder to the extent such taxes would exceed the taxes otherwise payable if such certificate had been issued to the Holder.

         Section 3. Representations, Warranties and Covenants as to Class A Common Shares.

         The Corporation represents and warrants to the Holder that all Class A Common Shares, or such other Common Shares that may replace the Corporation's Class A Common Shares, that may be issued upon the exercise of this Warrant will, upon issuance, be validly issued, fully paid and nonassessable, with no personal liability attaching to the ownership thereof, and free from all taxes, liens and charges with respect to the issue thereof. The Corporation will from time to time use its best efforts to take all such action as may be required to assure that the stated or par value per Class A Common Share is at all times no greater than the then effective Exercise Price. The Corporation shall at all times have authorized and reserved, free from preemptive rights, a sufficient number of Class A Common Shares to provide for the exercise of this Warrant. The Corporation shall not take any action which would cause the number of authorized but unissued Class A Common Shares to be less than the number of such shares required to be reserved hereunder for issuance upon exercise of the Warrant. If any Class A Common Shares reserved for the purpose of issuance upon the exercise of this Warrant require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued or delivered upon exercise, then the Corporation shall in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be.

         Section 4. Adjustment of Exercise Price.

         (a) If, at any time after the date hereof the Corporation shall issue any shares of Common Stock, $0.01 par value per share (the "Common Shares"), or options to purchase or rights to subscribe for Common Shares, or securities by their terms convertible into or exchangeable for such Common Shares, or options to purchase or rights to subscribe for such convertible or exchangeable securities, other than (a) pursuant to an employee stock option plan duly authorized and approved by the Corporation's board of directors and its Shareholders, (b) securities offered to the public pursuant to an offering by the Company of its securities to the general public pursuant to a registration statement filed under the Securities Act of 1933, as amended, (c) any common stock or related options convertible into such shares of common stock issued to employees, consultants, officers and directors of the Company as an incentive or in a non financing transaction (d) stock issued upon conversion of preferred stock or other convertible securities, options and warrants outstanding on the date of this Warrant, (e) up to 139,860 shares of stock issued upon conversion of the warrant to be issued to Youthstream Media Networks, Inc. (f) securities issued as direct consideration for the acquisition of another business entity by or merger or consolidation of another business entity into the Company, and at a price less than the Exercise Price per share, then the Exercise Price in effect immediately prior to each such issuance shall forthwith be adjusted (subject to the provisions of this paragraph (a)), effective as of the date of such issuance, to a price equal to the product obtained by multiplying the Exercise Price in effect immediately prior to the issuance of such Common Shares or other security by a fraction, the numerator of which is equal to the sum of (x) the number of Common Shares deemed outstanding on a fully-diluted basis immediately prior to such issuance (including shares deemed outstanding as provided in subdivision
(iii) below) plus (y) the quotient of the aggregate consideration received by the Corporation upon such issuance, divided by the Market Price in effect immediately prior to the issuance of such Common Shares, and the denominator of which is the total number of Common Shares deemed outstanding on a fully-diluted basis (including shares deemed outstanding as provided in subdivision (iii) below) immediately after (and including) such issuance. For the purposes of this
Section 4, notwithstanding the proviso to the definition of the term "Market Price" in Section 3, a determination of Market Price by agreement between the Corporation and holders of Warrants representing the right to purchase 60% or more of the aggregate number of Warrant Shares purchasable upon exercise of all Warrants issued pursuant to the Purchase Agreement shall be conclusive and binding on the Holder.

         For purposes of any adjustment of the Exercise Price pursuant to this clause (a), the following provisions shall be applicable:

              (i) In the case of the issuance of Common Shares for cash, the consideration shall be deemed to be the amount of cash paid therefor after deducting therefrom any discounts, commissions or other expenses allowed, paid or incurred by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof.

              (ii) In the case of the issuance of Common Shares for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board, irrespective of any accounting treatment.

              (iii) In the case of the issuance of (x) options to purchase or rights to subscribe for Common Shares, (y) securities by their terms convertible into or exchangeable for Common Shares, or (z) options to purchase or rights to subscribe for such convertible or exchangeable securities:

                   (A) the aggregate maximum number of Common Shares deliverable upon exercise of such options to purchase or rights to subscribe for Common

              Shares shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subdivisions
              (i) and (ii) above), if any, received by the Corporation upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Common Shares covered thereby;

                   (B) the aggregate maximum number of Common Shares deliverable upon conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof, shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration received by the Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by the Corporation upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subdivisions (i) and (ii) above);

                   (C) on any change in the number of Common Shares deliverable upon exercise of any such options or rights or conversions of or exchange for such convertible or exchangeable securities, other than a change resulting from the antidilution provisions thereof, the Exercise Price shall forthwith be readjusted to such Exercise Price as would have been obtained had the adjustment made upon the issuance of such options, rights or securities not converted prior to such change or options or rights related to such securities not converted prior to such change, been made upon the basis of such change; and

                   (D) on the expiration of any such options or rights, the
              termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Exercise Price shall forthwith be readjusted to such Exercise Price as would have been obtained had the adjustment made upon the issuance of such options, rights, securities or options or rights related to such securities, been made upon the basis of the issuance of only the number of Common Shares actually issued upon exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities and subsequent conversion or exchange thereof.

         (b) If, at any time after the date hereof, the number of Common Shares outstanding is increased by a stock dividend payable in Common Shares or by a subdivision or split-up of Common Shares, then, following the record date fixed for the determination of holders of Common Shares entitled to receive such shares dividend, subdivision or split-up, the Exercise Price in effect at such time shall be decreased such that the aggregate number of Warrant Shares issuable upon exercise of this Warrant as of such record date shall be increased in proportion to such increase in outstanding shares.

         (c) If, at any time after the date hereof, the number of Common Shares outstanding is decreased by a combination of the outstanding Common Shares, then, following the record date for such combination, the Exercise Price in effect at such time shall be increased such that the aggregate number of Warrant Shares issuable upon exercise of this Warrant as of such record date shall be decreased in proportion to such decrease in outstanding shares.

         (d) If, at any time after the date hereof, any capital reorganization, or any reclassification of the capital shares of the Corporation (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a shares dividend or subdivision, split-up or combination of shares) shall be consummated, then this Warrant shall be exercisable after such reorganization or reclassification into the kind and number of capital shares or other securities or property of the Corporation to which the holder of the number of Common Shares (immediately prior to the time of such reorganization or reclassification) issuable upon exercise of this Warrant would have been entitled upon such reorganization or reclassification. The provisions of this paragraph (e) shall similarly apply to successive reorganizations or reclassifications.

         (e) All calculations under this Section 4 shall be made to the nearest one-thousandth of a cent (U.S.$.001) or to the nearest one-thousandth of a share, as the case may be.

         (f) Immediately upon the adjustment of the Exercise Price, the Company shall give written notice thereof to the Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

         Section 5. Liquidating Dividends.

         If the Corporation declares or pays a dividend upon the Common Shares payable otherwise than in cash out of earnings or earned surplus (determined in accordance with generally accepted accounting principles, consistently applied) except for a share dividend payable in Common Shares (a "Liquidating Dividend"), then the Corporation shall pay to the Holder of this Warrant at the time of payment thereof the Liquidating Dividend which would have been paid to such Holder on the Common Shares had this Warrant been fully exercised immediately prior to the date on which a record is taken for such Liquidating Dividend, or, if no record is taken, the date on which the record holders of Common Shares entitled to such dividends are to be determined.

         Section 6. No Shareholder Rights.

         This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Corporation.

         Section 7. Restrictions on Transfer.

         Subject to the terms of the Stockholders' Agreement, this Warrant, the Warrant Shares and all rights hereunder are transferable, in whole or in part, at the agency or office of the Corporation referred to in Section 2 hereof, by the Holder in person or by duly authorized attorney, upon (i) surrender of this Warrant properly endorsed, and (ii) delivery of a notice of transfer in the form of Exhibit B hereto. Each transferee and holder of this Warrant, by accepting or holding the same, consents that this Warrant, when endorsed, in blank, shall be deemed negotiable, and, when so endorsed, the holder hereof shall be treated by the Corporation and all other persons dealing with this Warrant as the absolute owner hereof for any purposes and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Corporation, any notice to the contrary notwithstanding; provided, however, that until each such transfer is recorded on such books, the Corporation may treat the registered holder hereof as the owner hereof for all purposes.

         Section 8. Lost, Stolen, Mutilated or Destroyed Warrant.

         If this Warrant is lost, stolen, mutilated or destroyed, the Corporation shall, on such terms as to indemnity or otherwise as it may in its reasonable discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Corporation, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

         Section 9. Notices.

         The terms and provisions of Section 11 of the Purchase Agreement are expressly incorporated in this Warrant.

         Section 10. Governing Law.

         This Warrant shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to principles of conflicts of laws).

         Section 11. Headings.

         The headings of the various sections contained in this Warrant have been inserted for convenience of reference only and should not be deemed to be a part of this Warrant.

         Section 12. Amendments and Waivers.

         No provision of this Warrant may be amended or waived except as provided in the Purchase Agreement.

         * * * *

         IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by its duly authorized officers as of the date first written above.

                             GREENFIELD ONLINE, INC.

                             By:  /s/ Rudy Nadilo
                                  ------------------------------------
                                   Name: Rudy Nadilo
                                   Title: President + CEO

                                                                   EXHIBIT A

         THE EXERCISE OF THIS WARRANT MAY BE SUBJECT TO THE REQUIREMENTS
                       OF THE HART-SCOTT-RODINO ANTITRUST
                      IMPROVEMENTS ACT OF 1976, AS AMENDED

                     FORM OF NOTICE OF ELECTION TO EXERCISE

                       [To be executed only upon exercise
                 of the Warrant to which this form is attached]

To Greenfield Online, Inc. [or its successor]

         The undersigned, the holder of the Warrant to which this form is attached, hereby irrevocably elects to exercise the right represented by such Warrant to purchase __________ Class A Common Shares of GREENFIELD ONLINE, INC. [or its successor], and herewith tenders the aggregate payment of $_________ in the form of (1) cash, wire transfer funds or check and/or (2) Class A Common Shares or Warrants to purchase Class A Common Shares (net of the Exercise Price for such shares) valued for such purposes at the Market Price (as defined in
Section 2) per share on the date of exercise, in full payment of the purchase price for such shares. The undersigned requests that a certificate for such shares be issued in the name of __________, whose address is __________, and that such certificate be delivered to __________, whose address is __________.

         If such number of shares is less than all of the shares purchasable under the current Warrant, the undersigned requests that a new Warrant, of like tenor as the Warrant to which this form is attached, representing the remaining balance of the shares purchasable under such current Warrant be registered in the name of __________, whose address is __________, and that such new Warrant be delivered to __________, whose address is __________.

                   Signature:________________________________
                             (Signature must conform in all respects to the name of the holder of the Warrant as specified on the face of the Warrant)


                   Date:____________________________________

                                                                  EXHIBIT B

         THE EXERCISE OF THIS WARRANT MAY BE SUBJECT TO THE REQUIREMENTS
                       OF THE HART-SCOTT-RODINO ANTITRUST
                      IMPROVEMENTS ACT OF 1976, AS AMENDED

                           FORM OF NOTICE OF TRANSFER

                       [To be executed only upon transfer
                 of the Warrant to which this form is attached]


         For value received, the undersigned hereby sells, assigns and transfers unto _________________________ all of the rights represented by the Warrant to which this form is attached to purchase _________________________ Class A Common Shares of, GREENFIELD ONLINE, INC. (including any successor thereto, the "Corporation"), to which such Warrant relates, and appoints __________________________ as its attorney to transfer such right on the books of the Corporation, with full power of substitution in the premises.

                   Signature:
                             -----------------------------------------------
                             (Signature must conform in all respects to the name of the holder of the Warrant as specified on the face of the Warrant)

                   Address:
                             -----------------------------------------------

                             -----------------------------------------------


                   Date:
                        ----------------------------------------------------


Signed in the presence of:



-----------------------------


                                       B-1